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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): September 28, 2001



                               Ocean Energy, Inc.
             (Exact name of registrant as specified in its charter)


              Delaware                                01-08094                              74-1764876
      (State of Incorporation)                (Commission File Number)                   (I.R.S. Employer
                                                                                      Identification Number)

                1001 Fannin, Suite 1600
                    Houston, Texas                                                  77002
       (Address of principal executive offices)                                  (Zip Code)

       Registrant's telephone number, including area code: (713) 265-6000





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ITEM 5.  OTHER EVENTS

         On September 25, 2001, Ocean Energy, Inc., a Delaware corporation (the "Company"), entered into an Underwriting Agreement, filed herewith as Exhibit
1.1 and incorporated herein by reference, with the underwriters named therein with respect to the issue and sale by the Company of $350,000,000 aggregate principal amount of 7 1/4% Senior Notes due October 1, 2011 (the "Senior Notes") in an underwritten public offering. The Senior Notes are expected to be issued on September 28, 2001 pursuant to a Senior Indenture, which is filed herewith as
Exhibit 4.1 and incorporated herein by reference, to be dated on even date therewith between the Company, Ocean Energy, Inc. (a Louisiana corporation), as guarantor, and The Bank of New York, as trustee, in connection with the closing respecting the Senior Notes. The Senior Notes, the terms and form of which are filed herewith as part of Exhibit 4.2 and incorporated herein by reference, were registered under the Securities Act of 1933, as amended.

         The net proceeds from the sale of the Senior Notes are estimated to be approximately $345.7 million, after deducting underwriting discounts and commissions and expenses associated with the offering thereof. The Company intends to use these proceeds to retire approximately $99.7 million aggregate principal amount of its 8 5/8% Senior Subordinated Notes due 2005 and $1.8 million aggregate principal amount of its 9 3/4% Senior Subordinated Notes due 2006 and to repay approximately $244.2 million of indebtedness under the Company's revolving credit facility.

         The Company files herewith those exhibits listed in Item 7(c) below relating to its Registration Statement on Form S-3 (File No. 333-67136) as filed with the Securities and Exchange Commission on August 9, 2001, and as amended on August 24, 2001.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit No.       Description of Exhibit

         1.1 Underwriting Agreement dated as of September 25, 2001 by and among the Company and the underwriters named therein.

         4.1 Senior Indenture dated as of September 28, 2001 between the Company, Ocean Energy, Inc. (a Louisiana corporation) and The Bank of New York, as trustee.

         4.2 Officer's Certificate establishing the terms of the 7 1/4% Senior Notes due October 1, 2011, including the form of global note relating thereto.

         23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 99.1 hereto).

         99.1 Opinion of Vinson & Elkins L.L.P. regarding the validity of securities.




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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 27, 2001

                                   Ocean Energy, Inc.


                                   By: /s/ Robert K. Reeves
                                       -----------------------------------------
                                       Robert K. Reeves
                                       Executive Vice President, General Counsel
                                       and Secretary

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                                      EXHIBIT INDEX


         1.1 Underwriting Agreement dated as of September 25, 2001 by and among the Company and the underwriters named therein.

         4.1 Senior Indenture dated as of September 28, 2001 between the Company, Ocean Energy, Inc. (a Louisiana corporation) and The Bank of New York, as trustee.

         4.2 Officer's Certificate establishing the terms of the 7 1/4% Senior Notes due October 1, 2011, including the form of global note relating thereto.

         23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 99.1 hereto).

         99.1 Opinion of Vinson & Elkins L.L.P. regarding the validity of securities.




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